SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
  [X ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [ ]  Definitive Proxy  Statement
  [ ]  Definitive Additional Materials
  [ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Cintas Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     (4)  Proposed maximum aggregate value of transaction:


 [ ] Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of this filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  [CINTAS LOGO]


                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT




Dear Shareholder:

We invite you to attend our Annual Meeting of Shareholders on October 25, 2000, at 10:00 a.m. (Eastern Time) at the Company's Headquarters, 6800 Cintas Boulevard, Cincinnati, Ohio. At the meeting, you will hear a report on our operations and have a chance to meet your directors and executives.

This booklet includes formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director candidates.

Even if you only own a few shares, we want your shares to be represented at the meeting. I urge you to complete, sign, date and return your proxy card promptly in the enclosed envelope.

Sincerely,



Richard T. Farmer
Chairman of the Board

September 5, 2000

TABLE OF CONTENTS                                                           Page
                                                                            ----


GENERAL INFORMATION............................................................1

ELECTION OF DIRECTORS..........................................................2

PROPOSAL TO INCREASE AUTHORIZED SHARES OF COMMON STOCK.........................4

DIRECTOR COMPENSATION..........................................................4

BOARD COMMITTEES...............................................................4

COMPENSATION COMMITTEE REPORT..................................................4

PRINCIPAL SHAREHOLDERS.........................................................6

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP.................................7

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE........................8

SUMMARY COMPENSATION TABLE.....................................................9

OPTION GRANTS IN LAST FISCAL YEAR.............................................10

PERFORMANCE GRAPH.............................................................11

QUESTIONS.....................................................................12

APPENDIX A - AUDIT COMMITTEE CHARTER..........................................13

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF CINTAS CORPORATION


Time:             10:00 a.m., Eastern Time

Date:             October 25, 2000

Place:            Cintas Corporate Headquarters
                  6800 Cintas Boulevard
                  Cincinnati, Ohio

Purpose:

         1.   To establish the number of Directors to be elected at seven;

         2.   To elect seven Directors;

         3.   To approve an increase in authorized shares of Common Stock;

         4.   To conduct other business if properly raised.



Only shareholders of record on August 28, 2000 may vote at the meeting. The approximate mailing date of the Proxy Statement and accompanying Proxy Card is September 5, 2000.



Whether or not you plan to attend the meeting, please complete, sign, date and promptly return your proxy card in the enclosed envelope.


David T. Jeanmougin
Secretary

September 5, 2000

GENERAL INFORMATION

Who may vote

Shareholders of Cintas, recorded in our stock register on August 28, 2000, may vote at the meeting. As of that date, Cintas had ---,---,--- shares of common stock outstanding.

How to vote

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

How proxies work

Cintas' Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you direct. You may vote for all, some or none of our director candidates.
You may also vote for or against the other proposals or abstain from voting.

If you sign and return the enclosed proxy card, but do not specify how to vote, we will vote your shares in favor of setting the number of directors at seven, in favor of our director candidates and in favor of the increase in authorized shares of Common Stock.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

Revoking a proxy

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting or by notifying Cintas' Secretary in writing at the address under "Questions?" on page 12.

Quorum

In order to carry on the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either by proxy or in person.

Votes needed

The seven director candidates receiving the most votes will be elected to fill the seats on the Board. Approval of the proposal to increase authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Common Stock. Approval of any other proposal requires the favorable vote of a majority of the votes cast. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes, but not for voting purposes. Broker non-votes occur when a broker returns a proxy, but does not have authority to vote on a particular proposal.

Attending in person

Only shareholders, their proxy holders and Cintas' guests may attend the meeting.

Other matters

Any other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of shares voting.

Voting by proxy

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" establishing the number of directors to be elected at seven, "FOR" the election of all nominees for Directors proposed by the Board of Directors and "FOR" approval of the increase in authorized shares of Common Stock.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

ELECTION OF DIRECTORS
(Item 1 and 2 on the Proxy Card)

The Board has nominated the director candidates named below.

The Board of Directors oversees the management of Cintas' long-term strategic plans and exercises direct decision making authority in key areas, such as declaring dividends. Just as important, the Board chooses the CEO, sets the scope of his authority to manage the Company's business day to day and evaluates his performance. The Board also reviews development and succession plans for Cintas' top executives.

The Company's By-Laws require that the Board of Directors consist of at least three members with the exact number to be established by shareholders or the Board of Directors. The Board presently consists of eight directors and the Board is recommending that this number be set at seven due to the retirement of John S. Lillard.

The Board is nominating for election all of the following: Richard T. Farmer, Robert J. Kohlhepp, Scott D. Farmer, Gerald V. Dirvin, James J. Gardner, Roger
L. Howe and Donald P. Klekamp. Proxies solicited by the Board will be voted for the election of these nominees. All directors elected at the Annual Meeting will be elected to hold office until the next annual meeting. In voting to elect directors, shareholders are not entitled to cumulate their votes.

Most Cintas directors - including four of our seven nominees - are not Cintas employees. Only non-employee directors serve on Cintas' Audit and Compensation Committees. All seven directors are elected for one-year terms. Personal information on each of our nominees is given below.

The Board met four times last year. Cintas' directors attended 100% of Board and committee meetings.

If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The seven nominees receiving the highest number of votes cast for the positions to be filled will be elected.

The Board recommends you vote FOR each of the following candidates:

Richard T. Farmer1            Richard T. Farmer  has been  with Cintas and  its
65                            predecessors  since  1957 and  has  served in his
                              present position since 1968.   Prior to August 1,
                              1995, Mr. Farmer also  served as Chief  Executive
                              Officer. He is a Director of Fifth Third Bancorp,
                              a NASDAQ company,  and its  subsidiary  The Fifth
                              Third  Bank, Cincinnati,  Ohio.   He  is also the
                              Chairman of Summer Hill, Inc.


Robert J. Kohlhepp1           Robert J.  Kohlhepp has  been a Director of Cintas
56                            since 1979. He has been employed by  Cintas  since
                              1967  serving  in  various  executive   capacities
                              including Vice President - Finance until 1979 when
                              he became  Executive Vice President.  He served in
                              that capacity until October 23, 1984,  when he was
                              elected  President, a  position he held until July
                              1997.  Mr.  Kohlhepp  was  elected  to his present
                              position of Chief Executive Officer  on August  1,
                              1995.   He  is  also  a  Director  of  The    Mead
                              Corporation,  Dayton,  Ohio,  a  New  York   Stock
                              Exchange company.

Scott D. Farmer               Scott D.  Farmer  joined  Cintas in  1981.  He has
41                            served in various management  positions  including
                              President  of  Cintas  Sales   Corporation,   Vice
                              President  -  National  Account  Division and Vice
                              President - Marketing and  Merchandising.   He was
                              elected  a  Director  of  Cintas in 1994.  In July
                              1997, he was elected President and Chief Operating
                              Officer of the Company.

Gerald V. Dirvin3             Gerald V.  Dirvin was elected a Director of Cintas
63                            in 1993.  Mr.  Dirvin joined  The Procter & Gamble
                              Company,  a New York Stock  Exchange  company,  in
                              1959  and served in  various management positions.
                              He retired as Executive Vice President and as a Director in 1994. Mr. Dirvin is also a Director of Fifth Third Bancorp, a NASDAQ company, and its subsidiary the Fifth Third Bank, Cincinnati, Ohio.

James J. Gardner1 & 2         James J.  Gardner  served  in  various  management
67                            positions  with  Cintas  from   1956  until    his
                              retirement in 1988. Mr. Gardner has served as a Director of the Company since 1969.

Roger L. Howe2 & 3            Roger L. Howe has been a Director of Cintas  since
65                            1979.  He  was  the Chairman  of the Board of U.S.
                              Precision Lens,  Inc.,  until  his  retirement  on
                              September  1, 1997.  Mr. Howe held   that position
                              in the firm for over five years. Mr. Howe is a Director of Firstar Corporation, a New York Stock
                              Exchange company, and its subsidiary Firstar Bank, N.A. and Convergys Corporation, a New York Stock
                              Exchange company.

Donald P. Klekamp2            Donald P. Klekamp was elected a Director of Cintas
68                            in 1984. Mr.  Klekamp is a  senior  partner in the
                              Cincinnati  law  firm  of   Keating,   Muething  &
                              Klekamp, P.L.L., which serves as counsel for the Company.

Ages are as of September 1, 2000.

   1      Member of the Executive Committee of the Board of Directors.
   2      Member of the Audit Committee of the Board of Directors.
   3      Member of the Compensation Committee of the Board of Directors.

PROPOSAL FOR THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors of the Company has approved, and is recommending to the shareholders for approval at the Annual Meeting, an amendment to Article Five of the Articles of Incorporation to increase the number of authorized shares of Common Stock from 300 million to 425 million. As of May 31, 2000, 168,281,506 shares were issued and outstanding and the Company had 8,950,375 additional shares reserved for issuance pursuant to stock option plans.

At the current level of authorized shares, the Company is unable to declare any meaningful stock split. The Company has regularly utilized Common Stock in acquisitions and intends to continue that practice. The Board of Directors believes that the increase in authorized shares of Common Stock will enable the Company to retain its flexibility in connection with possible future issuances of stock.

Holders of Common Stock have no preemptive or other rights to subscribe for additional shares. Additional shares may be issued without shareholder approval. Further issuance of additional shares of Common Stock might dilute, under certain circumstances, either shareholders' equity or voting rights. The authorized but unissued shares of Common Stock could be used to discourage or make more difficult an attempt to effect a change of control of the Company.

The affirmative vote of a majority of the shares eligible to vote on the proposed amendment is required for approval. Abstentions and broker non-votes have the same effect as a vote against the proposal. The proposed amendment is:
"Article Fifth, paragraph 1 is changed to read as follows: FIFTH: The maximum number of shares which the Corporation is authorized to have outstanding is 425,000,000 shares of Common Stock, without par value."

DIRECTOR COMPENSATION

Directors who are not employees of the Company receive a $12,000 annual retainer for serving as a Director plus $2,250 for each meeting attended. Committee members also receive $1,200 for each committee meeting attended. Committee Chairmen receive an additional fee of $2,500 per year. Each Director was granted an option to purchase 1,500 shares of Common Stock at an exercise price equal to the market price on the date of grant. Directors who are employees of the Company are not separately compensated for serving as Directors.

BOARD COMMITTEES

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. The Board of Directors does not have a nominating committee.

The Audit Committee of Cintas Corporation is composed of three independent directors. The Audit Committee is governed by the Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

As set forth in the Audit Committee Charter, the Committee is responsible for reviewing the Company's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationship between the Company and its outside accountants.

Committee members: James J. Gardner, Roger L. Howe (Chairman) and Donald P. Klekamp.

Meetings last year: Two.

The Compensation Committee is responsible for establishing compensation levels for management.

The committee's report on executive compensation follows.

Committee  members:  Gerald  V.  Dirvin,  Roger  L.  Howe  and  John S.  Lillard
(Chairman).

Meetings last year: One.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Policies

The Company's executive compensation policies are designed to support the corporate objective of maximizing the long-term value of the Company to its shareholders and employees. To achieve this objective, the Committee believes it is important to provide competitive levels of compensation to attract and retain the most qualified executives, to recognize individuals who exceed expectations and to link closely overall corporate performance and executive pay. The methods by which the Committee believes the Company's long-term objectives can be achieved are through incentive compensation plans and the issuance of options to purchase the Company's Common Stock.

The Committee has established three primary components of the Company's executive compensation plan. The three components are:

     o   base compensation;
     o   performance incentive compensation;
     o   stock-based performance compensation through stock option grants.

The Omnibus Budget Reconciliation Act of 1993 provides that compensation in excess of $1,000,000 per year paid to the chief executive officer of a company as well as the other executive officers listed in the compensation table will no longer be deductible unless the compensation is performance-based and approved by shareholders. This law was not considered by the Committee in determining fiscal 2000 compensation since compensation levels were not in excess of the amounts deductible under the law.

Base Compensation

The Committee annually reviews base salaries of executive officers. Factors which influence decisions made by the Committee regarding base salaries are levels of responsibility and potential for future responsibilities, salary levels offered by competitors and overall performance of the Company. The Committee's practice in establishing salary levels is based in part upon overall Company performance and is not based upon any specific objectives or policies, but reflects the subjective judgment of the Committee. However, specific annual performance goals are established for each executive officer. Based on the Committee's comparison of the Company's overall compensation levels as a percent of revenues and net income to comparable companies in the industry, the Committee believes its overall compensation levels are in the middle of the range.

Performance Incentive Compensation

A performance incentive compensation component, which is paid out in the form of an annual cash bonus, was established by the Committee to provide a direct financial incentive to achieve corporate and operating goals. The basis for determining performance incentive compensation is strictly quantitative in nature. At the beginning of each fiscal year, the Committee establishes a target bonus for certain executives based on target levels of increases in earnings per share. Cash bonuses paid to other executives are based on a percentage of operating profits of the particular division served by that officer.

Stock Option Grants

Executive compensation to reward past performance and to motivate future performance is also provided through stock options granted under Cintas' Stock Option Plans. The purpose of the plan is to encourage executive officers to maintain a long-term stock ownership position in the Company in order that their interests are aligned with those of the Company's shareholders. The Committee in its discretion has the authority to determine participants in the plan, the number of shares to be granted and the option price and term. Consideration for stock option awards are evaluated on a subjective basis and granted to participants until an ownership position exists which is consistent with the participant's current responsibilities. Options granted to executive officers in Fiscal 2000 can be found on page 10.

Chief Executive Officer Compensation

The Committee established Mr. Kohlhepp's base salary based primarily on a subjective evaluation of the Company's prior year's financial results, past salary levels and compensation paid to other chief executive officers in the Company's industry. Based on the Committee's comparison of the Company's overall compensation level for Mr. Kohlhepp as a percent of revenue and net income to comparable companies in the industry, the Committee believes his overall compensation level is in the middle of the range. The Committee also establishes at the beginning of each year a performance incentive bonus arrangement for Mr. Kohlhepp. Based on the Company's belief that shareholder value is best enhanced by increases in earnings per share, the Committee based this arrangement for fiscal 2000 on target levels of increases in earnings per share. The program provided for no bonus if earnings per share did not increase 10% over the prior year's earnings per share of $1.71 (prior to restatement for stock split). The bonus potential ranged from 10% of base salary if earnings per share increased by $.16 over the prior year up to a maximum of 90% if earnings per share increased by $.37 over the prior year.

RESPECTFULLY  SUBMITTED  BY THE  MEMBERS OF THE  COMPENSATION  COMMITTEE,

John S.  Lillard  (Chairman),  Gerald V. Dirvin, and Roger L. Howe

PRINCIPAL SHAREHOLDERS

The following persons are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common Stock as of August 28, 2000:

       Name of                           Amount and Nature of       Percent of
   Beneficial Owner                      Beneficial Ownership          Class
-----------------------------------     ---------------------       ------------

Richard T. Farmer1                         37,899,6613                22.4%

James J. Gardner1                          11,085,7944                 6.6%

Joan A. Gardner1                           11,085,7944                 6.6%

Putnam Investment Management, Inc.2         8,443,6475                 5.0%

--------------------------

1 The address of Richard T. Farmer, James J. Gardner and Joan A. Gardner is Cintas Corporation, 6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio 45262-5737.

2 The address of Putnam Investment Management, Inc. is One Post Office Square, Boston, Massachusetts 02109.

3 Includes 80,340 shares owned by Mr. Farmer's wife, 6,809,744 shares held in trust for Mr. Farmer's children, 110,070 shares owned by a corporation controlled by Mr. Farmer, 15,119,820 shares held by a family partnership and 15,000 shares which may be acquired pursuant to stock options which are exercisable within 60 days.

4 Includes the following shares considered to be beneficially owned by both Mr. & Mrs. Gardner: 219,334 shares held by a charitable trust established by Mr. Gardner, 114,123 shares held by a corporation that is controlled by Mr. Gardner, 7,446,410 shares held by various limited partnerships, 2,040,716 shares owned by Mrs. Gardner and 12,000 shares which may be acquired pursuant to stock options exercisable within 60 days.

5 Includes 725,004 shares held by The Putnam Advisory Company, Inc. and 7,718,643 shares held by Putnam Investment Management, Inc.

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

These tables show how much Cintas Corporation common stock each executive officer named in the summary compensation table and each director of Cintas owned on August 28, 2000.
                                                           Common Stock
                                                       Beneficially Owned (1)
                                                --------------------------------
  Name and Age of                               Amount and Nature of   Percent
  Beneficial Owner              Position        Beneficial Ownership   of Class
------------------------- --------------------- ---------------------- --------
Richard T. Farmer         Chairman of the             37,899,661(2)       22.4%
65                        Board

Robert J. Kohlhepp        Chief Executive              3,559,062(3)        2.1%
56                        Officer and
                          Director

Scott D. Farmer           President, Chief               698,767(4)        *
41                        Operating Officer
                          and Director

Gerald V. Dirvin          Director                        28,575           *
63

James J. Gardner          Director                    11,085,794(2)        6.6%
67

Roger L. Howe             Director                     1,060,059(5)        *
65

Donald P. Klekamp         Director                       206,306(6)        *
68

John S. Lillard           Director                       201,737(7)        *
70

John S. Kean              Senior Vice                     77,939(8)        *
60                        President

Robert R. Buck            Senior Vice                    152,793(9)        *
52                        President and
                          President - Uniform
                          Rental Division
All Directors and
Executive Officers
as a Group (13 persons)                               55,129,092(10)      32.6%



*Less than 1%

(1) Included in the amount of Common Stock beneficially owned are the following shares of Common Stock for options exercisable within 60 days: Mr. Kohlhepp
     - 60,000 shares; Mr. Dirvin - 12,375 shares; Mr. Howe - 12,375 shares; Mr. Klekamp - 12,375 shares; Mr. Lillard - 10,875 shares; Mr. S. Farmer - 69,150 shares; and Mr. Buck - 9,080 shares.

(2)  See Principal Shareholders on page 7.

(3) Includes 324,500 shares held in trust for members of Mr. Kohlhepp's family, 176,016 shares held by a corporation that is controlled by Mr. Kohlhepp and 1,833,025 shares held by a family partnership.

(4) Includes 139,350 shares held in trust for members of Mr. Farmer's family, 4,038 shares owned by his immediate family and 83,880 shares held by a limited partnership.

(5)  Includes 161,472 shares owned by a limited partnership.

(6)  Includes 177,774 shares owned by Mr. Klekamp's wife.

(7) Does not include 16,000 shares held in a charitable foundation controlled by Mr. Lillard of which Mr. Lillard disclaims beneficial ownership.

(8) John S. Kean III joined Cintas in August 1986 upon the acquisition of Red Stick Services where he served as President. He was appointed Senior Vice President in 1986 and was responsible for operations in Louisiana, Mississippi, Alabama, Arkansas and Tennessee. Mr. Kean retired from Cintas Corporation on July 25, 2000.

(9) Robert R. Buck joined Cintas in 1982. He served as Senior Vice President - Finance and Chief Financial Officer from 1982 to 1991, and Senior Vice President - Midwest Region from 1991 to 1997. In July 1997, he was elected President - Uniform Rental Division.

(10) Includes options for 334,730 shares, which are exercisable within 60 days.

The following is a description of our other executive officers:

Karen L. Carnahan joined Cintas in 1979. She has held various accounting and finance positions with the Company. In March 1992, she was elected Treasurer of the Company and was elected Vice President of the Company in July 1997.

William C. Gale joined Cintas in April 1995 as Vice President-Finance and Chief Financial Officer. He is presently responsible for finance, accounting and administration.

David T. Jeanmougin joined Cintas in August 1991 as Senior Vice President - Finance and was responsible for the areas of finance, accounting and administration. He served in that capacity until April 1995 when he was named Secretary of the Company and Senior Vice President. In this capacity he is responsible for acquisitions and several other key administration areas.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock to file reports of ownership with the Commission and to furnish the Company with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, Cintas believes that during fiscal 2000 all filing requirements were met.

                           SUMMARY COMPENSATION TABLE


                                Annual Compensation      Long-Term Compensation
                            --------------------------- ------------------------
                                               Other
                                               Annual     Shares       All Other
                                               Compen-   Underlying    Compen-
      Name and              Salary    Bonus    sation      Option      sation
 Principal Position  Year     ($)      ($)      ($)      Grants (#)    ($)(1)
 ------------------  -----  -------  -------  ---------  ----------    ---------

Richard T. Farmer    2000   360,000   88,691  62,560(2)       ----      142,270
  Chairman of the    1999   345,000  172,500  58,856(2)       ----      142,344
   Board             1998   300,000  120,828  48,699(2)       ----      179,562

Robert J. Kohlhepp   2000   400,000  180,000       ----     15,000       47,298
  Chief Executive    1999   362,000  325,800       ----       ----       47,072
  Officer and        1998   300,000  246,667  58,650(3)       ----       52,718
  Director

Scott D. Farmer      2000   340,000  119,000       ----     15,000        8,291
  President, Chief   1999   304,000  212,800       ----       ----        8,154
  Operating Officer  1998   250,000  165,556       ----     60,000        7,139
  and Director

Robert R. Buck       2000   300,000  240,456       ----      7,500        8,302
  Senior Vice        1999   270,000  225,207       ----       ----        8,207
  President and      1998   250,000  194,450       ----     40,000        7,019
  President-Uniform
  Rental Division

John S. Kean         2000   234,000   92,572       ----       ----        8,506
  Senior Vice        1999   225,000   64,032       ----       ----        8,316
  President          1998   212,000   42,826       ----       ----         ----



(1) The Company maintains a split-dollar life insurance program for Messrs. R. Farmer and Kohlhepp. Under this program, the Company has purchased insurance policies on the lives of Mr. R. Farmer and his wife, and Mr. Kohlhepp and his wife. Messrs. R. Farmer and Kohlhepp are responsible for a portion of the premiums and the Company pays the remainder. Upon the death of Messrs. R. Farmer or Kohlhepp and their spouses, the Company will receive that portion of the benefits paid that equals the premiums paid by the Company on that policy. The life insurance trust established by the decedent will receive the remainder of the death benefits. The actuarially projected current dollar value of the benefit to Messrs. R. Farmer and Kohlhepp of the premiums paid to the insurer under these policies for the fiscal years ended May 31, 2000, 1999 and 1998 is $133,468, $133,612 and
     $172,046, respectively, for Mr. R. Farmer and $38,687, $38,529 and $45,363,
     respectively, for Mr. Kohlhepp. These amounts are included above.

     The Cintas Partners' Plan is a non-contributory employee stock ownership plan and profit sharing plan with a 401(k) savings feature which covers substantially all employees. Included above are the dollars contributed by the Company pursuant to the Partners' Plan.

(2) Represents compensation associated with the use of the Company's aircraft ($28,537, $32,958 and $18,134 in 2000, 1999 and 1998, respectively), financial  planning  ($25,000,  $15,000 and $20,000 in 2000, 1999 and 1998,
     respectively) and other expense reimbursements.

(3) Represents compensation associated with the use of the Company's aircraft ($33,202), financial planning ($15,000) and other expense reimbursements.

STOCK OPTIONS

The following table sets forth information regarding stock options granted to the executives named in the Summary Compensation Table during fiscal 2000:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                        Potential Realizable
                                                                        Value at Assumed
                      Number of     Percent of                          Annual Rates of Stock
                        Shares     Total Options                        Price Appreciation for
                      Underlying    Granted to    Exercise              Option Term ($)
                       Options     employees in     Price   Expiration  --------------------
     Name              Granted      Fiscal 2000    ($/Sh.)    Date        5%         10%
--------------------  ----------  --------------  --------  ----------  --------  ----------

Richard T. Farmer         --            N/A          N/A         N/A        N/A         N/A

Robert J. Kohlhepp      15,000          2.0%       41.9583   7/29/09     395,610   1,003,061

Scott D. Farmer         15,000          2.0%       41.9583   7/29/09     395,610   1,003,061

Robert R. Buck           7,500          1.0%       41.9583   7/29/09     197,905     501,530

John S. Kean              --             N/A         N/A         N/A         N/A         N/A



The following table sets forth information regarding stock options exercised by the executives named in the Summary Compensation Table during fiscal 2000 and the value of in-the-money unexercised options held by them as of May 31, 2000:

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                            Number of              Value of Unexercised In-
                                                           Unexercised               the-Money Options at
                        Shares                       Options at May 31, 2000          May 31, 2000($)(1)
                     Acquired on  Value Realized  ----------------------------   ---------------------------
          Name       Exercise (#)       ($)       Exercisable    Unexercisable   Exercisable   Unexercisable
-------------------  ------------ --------------  -----------    -------------   -----------   -------------
Richard T. Farmer      30,000         693,750       11,250            3,750        305,625        101,875

Robert J. Kohlhepp     24,000         634,500       15,000          216,000        522,125      6,353,122

Scott D. Farmer        23,250         731,841       58,950          154,800      2,168,009      3,434,073

Robert R. Buck          4,721         123,179          680          108,900         23,896      2,520,661

John S. Kean           13,500         465,657         ----            ----           ----            ----


(1) Value is calculated as the difference between the fair market value of the Common Stock on May 31, 2000 ($44.00 per share) and the exercise price of the options.

COMMON STOCK PERFORMANCE GRAPH

The following graph summarizes the cumulative return on $100 invested in the Company's Common Stock, the S & P 500 Stock Index and the common stocks of a representative group of companies in the uniform related industry (the "Peer Index"). The companies included in the Peer Index are Angelica Corporation, G & K Services, Inc. and UniFirst Corporation. Total shareholder return was based on the increase in the price of the stock and assumed reinvestment of all dividends. Further, total return was weighted according to market capitalization of each company. The companies in the Peer Index are not the same as those considered by the Compensation Committee.

MEASUREMENT PERIOD             CINTAS                  S&P              PEER
  (QUARTER END)                 CORP                500 INDEX           GROUP
------------------             ------               ---------           -----
     MAY, 95                     100                   100               100
     AUG, 95                     109                   106               111
     NOV, 95                     133                   115               119
     FEB, 96                     141                   122               134
     MAY, 96                     156                   128               156
     AUG, 96                     158                   126               146
     NOV, 96                     177                   147               162
     FEB, 97                     157                   154               150
     MAY, 97                     182                   166               149
     AUG, 97                     204                   177               165
     NOV, 97                     228                   189               178
     FEB, 98                     250                   208               202
     MAY, 98                     269                   217               186
     AUG, 98                     240                   191               192
     NOV, 98                     324                   233               201
     FEB, 99                     418                   249               199
     MAY, 99                     375                   263               182
     AUG, 99                     303                   267               156
     NOV, 99                     271                   282               135
     FEB, 00                     237                   278               78
     MAY, 00                     392                   290               92

SHAREHOLDER PROPOSALS FOR NEXT YEAR

Shareholders who desire to have proposals included in the Notice for the 2001 Shareholders' Meeting must submit their proposals in writing to Cintas at its offices on or before May 8, 2001.

The form of Proxy for the Company's Annual Meeting of Shareholders grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in the Company's Proxy Statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2001 Shareholders' Meeting, it must be received prior to July 21, 2001.


OTHER MATTERS

Cintas knows of no other matters to be presented at the meeting other than those specified in the Notice.


QUESTIONS?

If you have questions or need more information about the annual meeting, write to:

         David T. Jeanmougin, Secretary
         6800 Cintas Blvd.
         P. O. Box 625737
         Cincinnati, OH  45262-5737

or call (513) 459-1200.

For information about your record holding call the Fifth Third Bank Shareholder Services at 1-800-837-2755. We also invite you to visit Cintas' Internet site at www.Cintas-corp.com. Internet site materials are for your general information and are not part of this proxy solicitation.

                                   APPENDIX A

                               CINTAS CORPORATION

                             AUDIT COMMITTEE CHARTER


Organization

The Audit Committee of the Board of Directors shall be comprised of three directors who are independent of management and the Company.

Statement of Policy

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

Responsibilities

o Obtain the full Board of Directors' approval of this Charter and review and reassess this Charter as conditions dictate.

o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

o Have a clear understanding with the independent auditors that they are ultimately accountable to the Board of Directors and the Audit Committee, as the shareholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the procedures to be utilized.

o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related Company compliance policies.

o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o The Chairman of the Audit Committee shall review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q to understand the findings and opinions as to disclosure and content of the financial statements.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

o Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present.

o    Report the results of the annual audit to the Board of Directors.

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

o Discuss the matters discussed at each committee meeting with, the Board of Directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

FRONT OF CARD


CINTAS CORPORATION                                      PROXY FOR ANNUAL MEETING
6800 Cintas Blvd., P.O. Box 625737, Cincinnati, Ohio 45262-5737

     The undersigned hereby appoints RICHARD T. FARMER, ROBERT J. KOHLHEPP, and WILLIAM C. GALE, or any of them, proxies of the undersigned, each with the power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Cintas Corporation to be held October 25, 2000, at 10:00 a.m. (Eastern Time) at the Company's Headquarters, 6800 Cintas Boulevard, Cincinnati, Ohio and at any adjournment of such Meeting as specified below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Authority to establish the number of Directors to be elected at the Meeting at seven.

                  FOR                   AGAINST              ABSTAIN

2. Authority to elect seven nominees listed below.

   FOR all nominees listed below (except      WITHHOLD AUTHORITY to vote for all
   as marked to the contrary)                 nominees listed below

Richard T. Farmer; Robert J. Kohlhepp;  Scott D. Farmer; Gerald V. Dirvin; James
J. Gardner; Roger L. Howe; Donald P. Klekamp

WRITE THE NAME OF ANY NOMINEE(S) FOR
                                              ----------------------------------

WHOM AUTHORITY TO VOTE IS WITHHELD
                                              ----------------------------------

                            (Continued on other side)

BACK OF CARD

3. Amendment to Articles of Incorporation to increase authorized shares of Common Stock to 425 million shares.

                  FOR             AGAINST          ABSTAIN


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

-----------------------------, 2000     ----------------------------------------

-----------------------------           Important: Please sign exactly  as  name
                                        appears hereon indicating, where proper,
                                        official position   or    representative
                                        capacity. In the case of joint holders, all should sign.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS